Assets and Liabilities Held-for-Sale (Tables)	6 Months Ended
Jun. 30, 2016
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Assets and Liabilities Held-for-Sale
Assets and liabilities included in our consolidated balance sheet presented as held-for-sale are shown below:

(in thousands of $)	As of June 30, 2016	As of December 31, 2015
ASSETS
Current
Cash and cash equivalents	10,000	—
Restricted cash and short-term receivables	167	3,618
Trade accounts receivable	1,846	—
Other receivables, prepaid expenses and accrued income	345	217
Inventories	953	572
Total current assets	13,311	4,407

Non-current
Vessels and equipment, net	658,483	262,627
Newbuildings	31,839	—
Long-term debt due from a related party	3,000	—
Total non-current assets	693,322	262,627
Total assets (2)	706,633	267,034

LIABILITIES
Current
Current portion of long-term debt and short-term debt, net of deferred finance charge (1)	(20,032)	(199,300)
Trade accounts payable	(1,881)	(844)
Accrued expenses	(6,033)	(1,019)
Short-term amount due to a related party	—	(50)
Total current liabilities	(27,946)	(201,213)

Non-current
Long-term debt, net of deferred finance charge (1)	(404,910)	—
Total non-current liabilities	(404,910)	—
Total liabilities (2)	(432,856)	(201,213)

(1) As of June 30, 2016, long-term debt contains $214.2 million (December 31, 2015: $199.3 million classified as short-term debt) that relates to long-term debt financing arrangements entered into by the CMBL lessor VIE in respect of the Golar Tundra. The debt facilities are denominated in USD, bear interest at LIBOR plus a margin and are repayable with a final balloon payment of $214.2 million. Although we have no control over the funding arrangements of the CMBL lessor VIE, as we consider ourselves the primary beneficiary of the VIE, we are required to consolidate these loan facilities into our financial results.
(2) We have classified all assets and liabilities as current on the consolidated balance sheets.